THE MANAGERS FUNDS
                                PROSPECTUS
                         Dated April 1, 1997, as
                                            -----
                     supplemented September 11, 1997
                     --------------------------------

                               EQUITY FUNDS

     The Managers Funds (the "Trust") is a no-load, open-end, management investment company with ten different series (each, a "Fund" and collectively, the "Funds"). Each Fund has distinct investment objectives and strategies. The Funds' investment portfolios are managed by asset managers selected, subject to the review and approval of the Trustees of the Trust, by The Managers Funds, L.P. (the "Manager"). The Manager is also responsible for administering the Trust and the Funds. This Prospectus describes the following Funds (the "Equity Funds"):

     Managers Income Equity Fund-(the "Income Equity Fund") seeks a high level of current income by investing primarily in income producing equity securities.

      Managers Capital Appreciation Fund-(the "Capital Appreciation Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective.

      Managers Special Equity Fund-(the "Special Equity Fund") seeks capital appreciation by investing primarily in the securities of small to medium capitalization companies expected to have superior earnings growth potential.

      Managers International Equity Fund-(the "International Equity Fund") seeks long-term capital appreciation as its primary objective and income as its secondary objective by investing primarily in non-U.S. equity securities.

     This Prospectus sets forth concisely the information concerning the Trust and the Equity Funds that a prospective investor ought to know before investing. It should be retained for future reference. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information ("SAI"), dated April 1, 1997, which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. A copy of the SAI may be obtained without charge by contacting the Trust at 40 Richards Avenue, Norwalk, Connecticut 06854, (800) 835-3879 or (203) 857-5321.

      Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, any bank, and shares of the Trust are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                    TABLE OF CONTENTS


                                                Page

Illustrative Expense Information                        3

Summary                                                 4

Financial Highlights                                    5

Investment Objectives, Policies and Restrictions        10

Certain Investment Techniques and Associated Risks      12

Portfolio Turnover                                      16
                                                       ----
Purchase and Redemption of Fund Shares                  17

Management of the Funds                                 24

Portfolio Transactions and Brokerage                    28

Performance Information                                 29

Description of Shares, Voting Rights and Liabilities    30

Tax Information                                         31

Shareholder Reports                                     32


                     ILLUSTRATIVE EXPENSE INFORMATION

       The following tables provide the investor with information concerning annual operating expenses of the Equity Funds. The Funds impose no sales load on purchases of shares or on reinvested dividends and distributions, nor any deferred sales load upon redemption. There are no redemption fees, exchange fees or Rule 12b-1 fees.

      Equity Funds' Annual Operating Expenses: (based on average daily net assets during fiscal 1996)

                    Fund                                            Total
                                             Management   Other   Operating
                                                Fee     Expenses  Expenses
                                                 <C         *
                                                           <C
Income Equity Fund**                               0.75%     0.70%     1.45%
                                                            -----     -----
Capital Appreciation Fund**                        0.80%     0.51%     1.31%
                                                            -----     -----
Special Equity Fund                                0.90%     0.53%     1.43%
International Equity Fund                          0.90%     0.61%     1.51%
                                                            -----     -----

_____

Other expenses reflect the expenses actually incurred by each Fund during the year ended December 31, 1996, restated for a new transfer
                                         -------------------------------
agent fee arrangement in effect beginning October 1, 1997. See
---------------------------------------------------------
  "Management of the Funds-Administration and Shareholder Servicing; Distributor; Transfer Agent."

** A portion of the brokerage commissions that each of these Funds pays is used to reduce Fund expenses. These reductions had a de minimis impact on the expenses of Managers Income Equity Fund, however, in the case of Managers Capital Appreciation Fund, in the absence of such expense reductions, Other Expenses would have been 0.56%
                                                 ------
 and Total Operating Expenses would have been 1.36%
                                             ------

Examples

     An investor would pay the following expenses on a $1,000 investment in the respective Equity Funds over various time periods assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, and (3) continuation of any currently applicable waivers of management fees. As noted above, the Funds do not charge any redemption fees or deferred sales loads of any kind.

      The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

                                                 1   3 yea  5 yea  10 yea
                     Fund                      year    rs     rs     rs
Income Equity Fund                                $15    $46    $79    $174
                                                                       ----
Capital Appreciation Fund                          13     42     72     158
                                                   ---           ---     ---
Special Equity Fund                                15     45     78     171
International Equity Fund                          15     48     82     180
                                                   ---           ---     ---



                                 SUMMARY
              General Description of the Trust and the Funds

      The Trust is a no-load, open-end, management investment company organized as a Massachusetts business trust, composed of the following ten separate series:

     Managers Income Equity Fund      Managers Short and Intermediate Bond
 Managers Capital Appreciation Fund                   Fund
    Managers Special Equity Fund      Managers Intermediate Mortgage Fund
 Managers International Equity Fund            Managers Bond Fund
   Managers Short Government Fund          Managers Global Bond Fund
                                           Managers Money Market Fund

      This Prospectus relates to the Equity Funds. A Prospectus for the other Funds (the "Income Funds" and the Money Market Fund) can be obtained by calling (800) 835-3879 or (203) 857-5321.

       Each  of  the  Funds  has  distinct  investment  objectives   and
strategies. There is, of course, no assurance that a Fund will achieve its investment objectives.

                                Management

       The Trust is governed by the Trustees, who provide broad supervision over the affairs of the Trust and the Funds. The Manager provides investment management and administrative services for the Trust and the Funds. The assets of each Fund are managed by one or more asset managers (each, an "Asset Manager" and collectively, the "Asset Managers") selected, subject to the review and approval of the Trustees, by the Manager. The assets of each Fund are allocated by the Manager among the Asset Managers selected for that Fund. Each Asset Manager has discretion, subject to oversight by the Manager and the Trustees, to purchase and sell portfolio assets, consistent with each Fund's investment objectives, policies and restrictions and the specific investment strategies developed by the Manager. For its services, the Manager receives a management fee from each Fund. A portion of the fee paid to the Manager is used by the Manager to pay the advisory fees of the Asset Managers. See "Management of the Funds" for more detailed information.

                              Special Risks

      There are certain risks associated with the investment policies of each of the Equity Funds. For instance, to the extent that a Fund invests in the securities of small to medium sized (by market capitalization) companies, or financial instruments related to such securities, the Fund may be exposed to a higher degree of risk and price volatility because such investments may lack sufficient liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. To the extent that a Fund invests in securities of non-U.S. issuers or securities denominated or quoted in foreign currencies, the Fund may face risks that are different from those associated with investment in domestic U.S. dollar denominated or quoted securities, including the effects of changes in currency exchange rates, political and economic developments, the possible imposition of exchange controls, governmental confiscation or restrictions, less availability of data on companies and a less well developed securities industry as well as less regulation of stock exchanges, brokers and issuers. In general, the value of fixed-income securities will rise when interest rates fall, and fall when interest rates rise, affecting the net asset value of a Fund. For more details on the risks associated with certain investment techniques see "Certain Investment Techniques and Associated Risks." Certain Funds experience high annual portfolio turnover which may involve correspondingly greater brokerage commissions and other transaction costs, and certain adverse tax consequences to shareholders. See "Portfolio Turnover."

                    Purchase and Redemption of Shares

      The minimum initial investment in the Trust is $2,000 per Fund ($500 for IRAs). For information on eligible investors, arrangements for lower minimum investments and how to purchase and redeem shares of the Fund, see "Purchase and Redemption of Fund Shares."

                           FINANCIAL HIGHLIGHTS

      The following tables present financial highlights for each Equity Fund for the last ten fiscal periods, or since inception, if applicable, through December 31, 1996. The information has been derived from the financial statements of the Trust which have been audited by independent public accountants Coopers & Lybrand L.L.P. for the years ended December 31, 1993 through December 31, 1996, and by other accountants for the periods prior to 1993, and should be read in conjunction with such financial statements. See "Financial Statements" in the SAI.

Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

Managers Income Equity Fund


                                      Year ended December 31,
                            1996     1995     1994       1993        1992
Net Asset Value, Beginning
of Period                  $28.43    $24.90    $27.89    $27.38    $28.62
Income from Investment
Operations:
   Net investment income (c)   0.76      0.87      0.80      0.81      0.99
   Net realized and
unrealized gain (loss) on
investments                 3.97      7.47     (0.50)     2.54      1.72
     Total from investment
operations                  4.73      8.34      0.30      3.35      2.71

Less Distributions to
Shareholders:
   From investment income     (0.76)    (0.86)    (0.83)    (0.76)    (0.98)
   From net realized gain on
investments                (1.91)    (3.95)    (2.46)    (2.08)    (2.97)
     Total distributions to
shareholders
                           (2.67)    (4.81)    (3.29)    (2.84)    (3.95)
Net Asset Value, End of
Period                     $30.49    $28.43    $24.90    $27.89    $27.38

Total Return (d)             17.08%    34.36%   0.99%     12.40%    9.80%
  Ratio of expenses to
average net assets (c)     1.44% (b)  1.45%    1.33%     1.32%     1.20%
Ratio of net investment
income to average net
assets (c)                  2.63%     2.85%    3.06%     2.75%     3.52%
Portfolio turnover            33%       36%      46%       41%       41%
Average commission rate (a)
                            $0.06       -        -         -         -
Net assets at end of period
(000's omitted)            $53,063   $37,807  $48,875   $40,965   $49,648

Managers Capital Appreciation Fund

                                      Year ended December 31,
                            1996       1995      1994      1993       1992
Net Asset Value,
 Beginning of Period       $27.14     $23.25    $25.17    $24.67     $23.46
Income from Investment
 Operations:
   Net investment income
 (c)                        0.09       0.09      0.12      0.19       0.08
   Net realized and
 unrealized gain (loss)
 on investments             3.66       7.62     (0.49)     3.80       2.39
    Total from investment
 operations                 3.75       7.71     (0.37)     3.99       2.47

Less Distributions to
 Shareholders:
   From net investment
 income                    (0.10)     (0.08)    (0.12)    (0.19)     (0.07)
   From net realized gain
 on investments            (4.45)     (3.74)    (1.39)    (3.30)     (1.19)
In excess of net realized
 gain on investments
                            ---        ---       ---       ---         ---
    Total distributions to
 shareholders              (4.55)     (3.82)    (1.55)    (3.49)     (1.26)
Net Asset Value, End of
 Period                    $26.34     $27.14    $23.25    $25.17     $24.67
Total Return (d)           13.73%     33.39%   (1.50)%    16.38%     10.50%
Ratio of expenses to
 average net assets (c)   1.33%(b)    1.36%     1.29%     1.18%       1.05%
Ratio of net investment
 income to average net
 assets (c)                0.34%      0.31%     0.53%     0.74%       0.33%
Portfolio turnover          172%       134%      122%      131%       175%
Average commission rate
 (a)                       $0.06        -         -         -           -
Net assets at end of
 period (000's omitted)   $101,282   $83,353   $86,042   $69,358     $56,196

(a) All funds are now required to disclose their average commission rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(b) The Funds have entered into arrangements with one or more third-party broker-dealers who have paid a portion of each of the Fund's respective expenses. Absent these expense reductions, the ratio of expenses to average net assets for the year ended December 31, 1996 would have been 1.44% for Managers Income Equity Fund and 1.38% for Managers Capital Appreciation Fund. Such payments were used to reduce the custodian expense for Managers Income Equity Fund, and the custodian and transfer agent expenses for Managers Capital Appreciation Fund.
(c) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager prior to May 1990.
(d) For periods less than one year, returns are not annualized.
(e) Annualized.
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

Managers Special Equity Fund


                                                Year ended December 31,
                                      1996    1995(b)    1994     1993      1992

Net Asset Value, Beginning of Period
                                     $43.34    $36.79   $38.90   $36.14    $34.49
Income from Investment Operations:
Net investment income (loss) (c)
                                     (0.00)    (0.07)   (0.01)    0.02      0.05
Net realized and unrealized gain
(loss) on investments
                                      10.68    12.28    (0.76)    6.12      5.35
 Total from investment operations
                                      10.68    12.21    (0.77)    6.14      5.40

Less Distributions to Shareholders:
From net investment income              -        -        -      (0.01)    (0.05)
From net realized gain on
investments                          (3.07)    (5.66)   (1.34)   (3.37)    (3.70)
 Total distributions to
shareholders                         (3.07)    (5.66)   (1.34)   (3.38)    (3.75)
Net Asset Value, End of Period
                                     $50.95    $43.34   $36.79   $38.90    $36.14
Total Return (d)                     24.75%    33.94%  (1.99)%   17.05%    15.64%
Ratio of expenses to average net
assets (c)                            1.43%    1.44%    1.37%     1.26%    1.29%
Ratio of net investment income
(loss) to average net assets (c)
                                     (0.10)%  (0.16)%  (0.06)%    0.07%    0.14%
Portfolio turnover                     56%      65%      66%       45%      54%
Average commission rate (a)
                                      $0.05      -        -         -        -
Net assets at end of period (000's
omitted)                            $271,433  $118,362 $111,584  $99,032  $53,641

Managers International Equity Fund

                                                Year ended December 31,
                                      1996     1995(b)    1994     1993      1992
Net Asset Value, Beginning of Period
                                     $39.97    $36.35    $35.92   $26.52    $25.66
Income from Investment Operations:
   Net investment income (loss) (c)
                                      0.32      0.31      0.16     0.22      0.23
   Net realized and unrealized gain
(loss) on investments
                                      4.76      5.59      0.56     9.88      0.85
     Total from investment operations
                                      5.08      5.90      0.72     10.10     1.08
Less Distributions to Shareholders
From net investment income            (0.33)    (0.13)    (0.08)   (0.29)    (0.22)
In excess of net investment income
                                       ---       ---      ---     (0.11)      ---
From net realized gain on
investments                          (1.03)    (2.15)     ---     (0.30)      ---
In excess of net realized gain on
investments                            ---       ---     (0.21)     ---       ---
Total distributions to shareholders
                                     (1.36)    (2.28)    (0.29)   (0.70)    (0.22)
Net Asset Value, End of Period
                                     $43.69    $39.97    $36.35   $35.92    $26.52
Total Return (d)                      12.77%    16.24%    2.00%    38.20%     4.25%
Ratio of expenses to average net
assets (c)                            1.53%     1.58%    1.49%     1.47%     1.45%
Ratio of net investment income to
average net assets (c)
                                      0.97%     0.80%    0.60%     0.78%     0.97%
Portfolio turnover                      30%       73%      22%       46%       51%
Average commission rate (a)
                                      $0.03       -        -         -         -
Net assets at end of period (000's
omitted)                            $269,568  $140,488  $86,924   $62,273   $23,129

(a) All  funds  are now required to disclose their average commission  rate per share for security trades on which commissions are charged. The amount may vary from period to period and from fund to fund depending on the mix of trades executed in various markets where trading practices and commissions rate structures may differ.
(b) Calculated using the weighted average shares outstanding during the year.
(c) Does not reflect investment advisory and management fees paid by shareholders directly to the Manager prior to May 1990.
(d) For periods less than one year, returns are not annualized.
(e) Annualized.

         Managers Income Equity Fund
                                                   Year Ended December 31,

                                                         Seven
                                                         months
                                                         ended     Year
                                                        Decembe   ended
                                                         r 31,   May 31,
                    1991      1990     1989      1988     1987     1987
Net Asset Value,
  Beginning of
     Period        $24.06   $30.23    $28.17   $23.59    $30.82   $28.25
   Income from
   Investment
   Operations:
 Net investment
    income (c       1.11     1.48      1.68     1.45      0.82     1.49
Net realized and
 unrealized gain
    (loss) on
   investments      5.82    (5.30)     4.77     4.84     (5.16)    3.31
   Total from
   investment
   operations       6.93    (3.82)     6.45     6.29     (4.34)    4.80
      Less
Distributions to
  Shareholders:
 From investment
     income        (1.20)   (1.45)    (1.66)   (1.43)    (0.87)   (1.54)
From net realized
     gain on
   investments     (1.17)   (0.90)    (2.73)   (0.28)    (2.02)   (0.69)
      Total
distributions to
  shareholders     (2.37)   (2.35)    (4.39)   (1.71)    (2.89)   (2.23)
Net Asset Value,
  End of Period    $28.62   $24.06    $30.23   $28.17    $23.59   $30.82
Total Return (d)
                   29.33%  (13.04)%   22.24%   26.10%  (15.85)%  16.95%
                                                       -------
Ratio of expenses
 to average net
    assets (c      1.16%     0.80%    0.15%     0.17%   0.14%(e)  0.14%
  Ratio of net
investment income
 to average net
    assets (c      4.00%     5.40%    5.34%     5.47%   4.89%(e)  5.18%
    Portfolio       64%       57%      23%       26%     35%(e)    36%
    turnover
     Average
 commission rate     -         -        -         -        -        -
       (a)
Net assets at end
of period (000's
    omitted)      $70,077   $80,297  $116,103 $108,149  $108,58  $145,146
                                                           1

         Managers Capital Appreciation Fund
          Year Ended December 31,
                                                          Seven
                                                         months
                                                          ended     Year
                                                        December   ended
                                                           31,    May 31,
                        1991     1990    1989    1988     1987      1986
Net Asset Value,
Beginning of Period    $19.99  $21.84   $20.10  $17.38   $30.89    $30.55
Income from
Investment
Operations:
Net investment income
(c                      0.25    0.60     0.91    0.75     0.45      0.81
Net realized and
unrealized gain
(loss) on investments   6.10   (0.98)    3.47    2.72    (2.37)     2.47
Total from investment
operations
                        6.35   (0.38)    4.38    3.47    (1.92)     3.28

Less Distributions to
    Shareholders:
From net investment
income                 (0.27)  (0.61)   (0.91)  (0.75)   (0.47)    (0.82)
From net realized
gain on investments    (2.61)  (0.86)   (1.73)     -     (11.12)   (2.12)
In excess of net
realized gain on
investments             ---      ---     ---      ---      ---       ---
Total distributions
to shareholders        (2.88)  (1.47)   (2.64)  (0.75)   (11.59)   (2.94)
Net Asset Value, End
      of Period        $23.46  $19.99   $21.84  $20.10   $17.38    $30.89
Total Return (d)       31.97%  (1.98)%  21.05%  19.23%   (9.41)%   10.89%
Ratio of expenses to
average net assets (c  1.31%    1.09%   0.38%    0.33%  0.24%(e)    0.17%
    Ratio of net
investment income to
average net assets (c  1.07%    2.80%   4.04%    3.90%  3.22%(e)    2.85%
Portfolio turnover      259%    124%     120%     95%    190%(e)    160%
Average commission
rate (a)                 --       -       -        -        -         -
Net assets at end of
period (000's         $53,246  $45,801 $52,724  $60,551  $74,245  $135,764
omitted)





         Managers Special Equity Fund
               Year Ended December 31,
                                                            Seven
                                                           months
                                                            ended    Year
                                                          December   ended
                                                             31,    May 31,
                         1991     1990     1989    1988     1987     1987
   Net Asset Value,
 Beginning of Period
                        $24.46   $32.45   $27.04  $22.97   $29.11   $29.56
Income from Investment
     Operations:
Net investment income
      (loss) (c          0.22     0.33     0.54    0.51     0.25     0.42
   Net realized and
unrealized gain (loss)
    on investments
                        11.78    (5.44)    8.57    5.43    (3.67)    2.03
Total from investment
      operations
                        12.00    (5.11)    9.11    5.94    (3.42)    2.45

Less Distributions to
    Shareholders:
 From net investment
                        (0.23)   (0.36)   (0.64)  (0.40)   (0.25)   (0.44)
From net realized gain
    on investments
                        (1.74)   (2.52)   (3.06)  (1.47)   (2.47)   (2.46)
Total distributions to
     shareholders
                        (1.97)   (2.88)   (3.70)  (1.87)   (2.72)   (2.90)
 Net Asset Value, End
      of Period         $34.49   $24.46   $32.45  $27.04   $22.97   $29.11
   Total return (d)
                        49.26%  (16.05)%  32.76%  25.26%  (12.03)%   7.92%
 Ratio of expenses to
average net assets (c
                        1.30%     1.19%    0.40%   0.60%  0.41%(e)   0.38%
     Ratio of net
  investment income
(loss) to average net
      assets (c         0.73%     1.22%    1.65%   1.20%  1.54%(e)   1.58%
  Portfolio turnover     70%       67%      48%     62%    38%(e)     38%
  Average commission
       rate (a)           -         -        -       -        -        -
 Net assets at end of
period (000's omitted)
                       $40,616   $24,429  $37,316 $28,824  $21,769  $30,441

         Managers International Equity Fund
                    Year Ended December 31,
                                                               Seven
                                                              months
                                                               ended     Year
                                                             December    ended
                                                                31,     May 31,
                         1991       1990       1989   1988     1987      1987
  Net Asset Value,
beginning of Period    $22.09      $26.12     $23.80   $21.74   $35.32  $26.53
Income from
Investment
Operations:
Net investment income
(loss) (c              0.36        0.34      (0.16)    0.02     0.03     0.17
Net realized and
unrealized gain
(loss) on
investments            3.64       (2.85)      3.77     2.12    (3.17)   10.97
Total from investment
operations
                       4.00       (2.51)      3.61     2.14    (3.14)   11.14
Less Distributions to
   Shareholders
From net investment
      income          (0.36)      (0.13)      ---     (0.08)   (0.08)   (0.13)
 In excess of net
 investment income      ---         ---       ---      ---      ---      ---
 From net realized
gain on investments
                      (0.07)      (1.39)     (1.29)    ---    (10.36)   (2.22)
In excess of net
realized gain on
investments             ---         ---       ---      ---      ---      ---
Total distributions
  to shareholders     (0.43)      (1.52)     (1.29)   (0.08)  (10.44)   (2.35)
Net Asset Value, End
of Period             $25.66      $22.09     $26.12   23.80    $21.74   $35.32
 Total Return (d)     18.14%      (9.68)%    15.10%   8.89%   (11.63)%  44.10%
Ratio of expenses to
average net assets
        (c             1.69%       2.33%     2.77%    1.68%   1.20%(e)  0.99%
   Ratio of net
 investment income
  to average net
     assets (c         1.50%       1.12%    (0.73%)   0.12%   0.28%(e)  0.59%
Portfolio turnover     158%         78%       117%     88%    159%(e)    188%
Average commission
     rate (a)           ---         ---       ---      ---      ---      ---
Net assets at end of
   period (000's
     omitted)         $14,222     $9,871     $8,974   $7,337   $8,265  $11,613


             INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

      The  investment  objectives of a Fund may not be  changed  without approval  of  a  majority of the outstanding voting securities  of  that
Fund, as defined in the Investment Company Act of 1940, as amended  (the
"1940  Act").  There  is  no  assurance that these  objectives  will  be achieved.  Investors  should  refer to the prospectus  section  entitled
"Certain  Investment Techniques and Associated Risks" and to the  "Other
Information"  section  in  the SAI for additional  portfolio  management discussions  and for a description of the ratings mentioned  below  that
are   assigned  by  Moody's  Investors  Service,  Inc.  ("Moody's")  and
Standard  &  Poor's Ratings Group ("Standard & Poor's").  Each  Fund  is
subject  to  certain investment restrictions which may  not  be  changed without  the  approval  of  the holders of a  majority  of  that  Fund's outstanding voting securities.

      The Equity Funds pursue their investment objectives primarily by investing in "equity securities," which for this purpose consist of common stock, securities convertible into common stock, such as bonds and preferred stocks, American Depositary Receipts and securities such as rights and warrants which permit the holder to purchase equity securities.

      To  the  extent  consistent with their investment  objectives  and policies,  the  Equity Funds may also invest in fixed-income  securities
for   current   income  and  capital  preservation.  Such   fixed-income
securities will have a maximum remaining maturity of fifteen years.  The
Equity  Funds will invest in fixed-income securities issued by the  U.S.
government and its agencies and instrumentalities, or corporate bonds or debentures  that  are  rated  not less than  Aa  by  Moody's  or  AA  by
Standard  &  Poor's,  or, in the case of debt securities  not  rated  by
Moody's or Standard & Poor's, of comparable quality as determined by the
Asset Manager. Each of the Equity Funds may invest a portion of its cash balances  in shares of unaffiliated money market mutual funds, when  the
Manager determines that such investments offer higher net yields  (after considering  all  direct  and indirect fees and  expenses)  than  direct investments  in cash equivalent securities.  The Equity Funds  may  also invest in fixed-income securities for capital appreciation. Fixed-income securities  may have a fixed or variable rate. Any or all of  the  Funds may  at  times for defensive purposes temporarily place all or a portion of  their  assets in cash, short-term commercial paper, U.S.  government securities,  high  quality  debt securities,  including  Eurodollar  and
Yankee  Dollar  obligations,  and obligations  of  banks  when,  in  the judgment  of  the Fund's Asset Manager, such investments are appropriate in  light  of economic or market conditions. See "Other Information-Cash
Equivalents"   in  the  SAI.  In  addition  to  these  strategies,   the
International Equity Fund, as a temporary defensive position policy, may invest in cash equivalents of foreign issuers, foreign government  bonds or other non-U.S. dollar denominated cash equivalents.

                       Managers Income Equity Fund

      The Fund's investment objective is to seek a high level of current
income   from   a  diversified  portfolio  of  income-producing   equity
securities. The Fund ordinarily invests at least 65% of its total assets in  income-producing  equity securities. The Fund  does  not  intend  to invest in securities of companies without proven earnings.

                    Managers Capital Appreciation Fund

      The Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek income by investing in a diversified portfolio of equity securities.

                       Managers Special Equity Fund

      The Fund's investment objective is to seek capital appreciation by investing primarily in the equity securities of a diversified group of companies expected to have superior earnings growth potential. The
Fund's investments will tend to be in the securities of companies having small to medium market capitalizations. The Fund ordinarily invests at least 65% of its total assets in such equity securities. In selecting securities for the Fund, the Asset Manager may purchase securities of companies which are in the early stages of their corporate life cycle or not yet well recognized, or in more established firms which are experiencing accelerated earnings growth.


                    Managers International Equity Fund

      The  Fund's  primary  investment objective is  to  seek  long-term capital  appreciation and its secondary objective is to seek  income  by investing  primarily in non-U.S. equity securities. The Fund  ordinarily invests  at  least  65%  of  its total assets in  equity  securities  of companies  domiciled outside the United States, but  up  to  a  combined total  of  35%  of  its  total  assets may be  invested  in  equity  and fixed-income securities of U.S. companies when, in the estimation of the
Asset  Manager,  expected returns from such securities exceed  those  of
non-U.S.   equity  securities.  The  Fund  may  invest  in  fixed-income securities denominated in foreign currencies.

      The  Fund  intends  to diversify investments among  countries  and normally  intends to hold securities of non-U.S. companies in  at  least three  countries. Investments may be made in companies in developing  as
well  as  developed  countries.  Currently,  the  Fund  may  invest   in
securities  of  foreign  issuers located in countries  approved  by  the
Fund's  Board  of  Trustees.  The Fund intends  to  invest  in  non-U.S.
companies  whose  securities  are traded on  exchanges  located  in  the countries  in which the issuers are principally based. For a  discussion of  the  risks  associated  with investing in  foreign  securities,  see
"Certain  Investment  Techniques and Associated Risks-Other  Securities-
Foreign Securities."

            CERTAIN INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

      The following are descriptions of types of securities invested in by the Equity Funds, certain investment techniques employed by the Funds and risks associated with utilizing either the securities or the investment techniques. Unless otherwise indicated, all of the Funds may invest in the indicated securities and use the indicated investment techniques.



                General Risks Associated with Equity Funds

      The Equity Funds are subject to normal market risks. In an attempt to reduce risk of loss of principal due to changes in the value of individual stocks, each of the Equity Funds invests in a diversified portfolio of common stocks. Such diversification does not eliminate all risks and investors should expect the net asset value of their Equity
Fund shares to fluctuate based on market conditions.

     The securities of small- to medium-sized (by market capitalization)
companies, or financial instruments related to such securities, may have
a   more  limited  market  than  the  securities  of  larger  companies.
Accordingly, it may be more difficult to effect sales of such securities at  an  advantageous time or without a substantial drop  in  price  than securities  of  a company with a large market capitalization  and  broad trading  market.  In  addition, securities  of  small-  to  medium-sized companies  may have greater price volatility as they are generally  more vulnerable  to  adverse  market  factors such  as  unfavorable  economic reports.

                             Other Securities



  Foreign  Securities.  Investments in foreign securities involve  risks that  differ  from investments in securities of domestic  issuers.  Such risks  may  include  political and economic developments,  the  possible imposition of withholding taxes, possible seizure or nationalization  of assets,  the possible establishment of exchange controls or the adoption of  other foreign governmental restrictions which might adversely affect the  Fund's  investments. In addition, foreign countries may  have  less well  developed securities markets, as well as less regulation of  stock exchanges  and  brokers and different auditing and  financial  reporting
standards.  Not  all  foreign  branches  of  United  States  banks   are
supervised  or  examined by regulatory authorities as are United  States banks, and such branches may not be subject to reserve requirements. For additional  information  regarding the  risks  associated  with  foreign branch  issues,  see  "Other  Information-Obligations  of  Domestic  and
Foreign  Banks"  in  the SAI. Investing in the fixed-income  markets  of developing  countries involves exposure to economies that are  generally less  diverse  and mature, and to political systems which  may  be  less stable,  than  those  of developed countries. Foreign  securities  often trade  with  less  frequency  and volume than  domestic  securities  and therefore  may  exhibit  greater price volatility.  Changes  in  foreign exchange  rates  will  affect the value of those  securities  which  are denominated or quoted in currencies other than the U.S. dollar.

  Illiquid Securities.  Each Fund may invest up to 15% of its net assets in  securities  that are not readily marketable ("illiquid securities").
These   securities,  which  may  be  subject  to  legal  or  contractual restrictions  on  their resale, may involve a greater risk  of  loss  to those  Funds that purchase them. Securities that are not registered  for sale under the Securities Act of 1933, as amended (the "1933 Act"),  but are  eligible for resale pursuant to Rule 144A under the 1933 Act,  will not be considered illiquid for purposes of this restriction if the Asset
Manager  determines,  subject to the review of the Trustees,  that  such securities have a readily available market.

 Repurchase Agreements.  In a repurchase transaction, a Fund purchases a security  from  a bank or a broker-dealer and simultaneously  agrees  to resell  that  security to the bank or broker-dealer at  an  agreed  upon price  on  an  agreed-upon date. The resale price reflects the  purchase price plus an agreed upon rate of interest. In effect, the obligation of the seller to repay the agreed-upon price is secured by the value of the underlying  security,  which must at least equal the  repurchase  price.
Repurchase  agreements  could involve certain  risks  in  the  event  of default  or insolvency of the other party, including possible delays  or restrictions  upon  a  Fund's  ability  to  dispose  of  the  underlying securities. No Fund may invest in repurchase agreements with a  maturity of more than seven days if the aggregate of such investments, along with other  illiquid securities, exceeds the Fund's limits on investments  in
illiquid   securities.   For  more  information  concerning   repurchase
agreements, see "Other Information-Repurchase Agreements" in the SAI.

  Securities  Lending.   Consistent with its  investment  objective  and
policies,  each  Fund  may lend its portfolio  securities  in  order  to realize additional income. Any such loan will be continuously secured by collateral  at  least  equal in value to the  value  of  the  securities loaned. The risk of loss on such transactions is mitigated because, if a borrower  were to default, the collateral should satisfy the obligation.
However,  as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral  should the borrower fail financially.

 Segregated Accounts. When a Fund has entered into transactions such as reverse repurchase agreements or certain options, futures and forward transactions, the Fund will establish a segregated account with its Custodian in which it will maintain cash and/or other liquid securities equal in value to its obligations in respect to such transaction.

                            Hedging Techniques

      Unless otherwise indicated, the Funds' portfolio managers may engage in the following hedging techniques to seek to hedge all or a portion of a Fund's assets against market value changes resulting from changes in market values, interest rates or currency fluctuations.
Hedging is a means of offsetting, or neutralizing, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between a hedging instrument and the underlying security, currency, index, futures contract or other investment may limit the effectiveness of a particular hedging strategy.

      A Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

  Options.   Each Fund may write ("sell") covered put and  covered  call options  covering the types of financial instruments in which  the  Fund
may   invest  (including  individual  stocks,  stock  indices,   futures
contracts,  forward foreign currency exchange contracts and  when-issued securities)  to  provide  protection  against  the  adverse  effects  of anticipated changes in securities prices. A Fund may also write  covered put  options and covered call options as a means of enhancing its return through  the  receipt  of  premiums when the  Fund's  portfolio  manager determines that the underlying securities, indices or futures  contracts have  achieved their potential for appreciation. By writing covered call options, the Fund foregoes the opportunity to profit from an increase in the  market price of the underlying security, index or futures  contract above the exercise price except insofar as the premium represents such a profit.  The risk involved in writing covered put options is that  there could  be  a  decrease  in the market value of the underlying  security, index  or  futures  contract.  If this occurred,  the  option  could  be exercised  and the underlying security, index or futures contract  would then  be sold to the Fund at a higher price than its then current market value. A Fund will write only "covered" options.


      When writing call options, a Fund will be required to own the underlying financial instrument, index or futures contract or own financial instruments or indices whose returns are closely correlated with the returns of the financial instrument, index or futures contract underlying the option. When writing put options a Fund will be required to segregate with its custodian bank cash and/or other liquid securities to meet its obligations under the put. By covering a put or call option, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objectives may be impaired.

      The Fund may also purchase put and call options to provide protection against adverse price effects from anticipated changes in prevailing securities prices. The purchase of a put option protects the value or portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract increased over the strike price by an amount greater than the premium paid. It would realize a loss if the price of the security, index or futures contract decreased, remained the same or did not increase over the strike price during the option period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

      The staff of the Securities and Exchange Commission has taken  the position  that purchased OTC options and the assets used as "cover"  for written  OTC options are illiquid securities. However, a Fund may  treat the  securities  it  uses as cover for written  OTC  options  as  liquid provided  it follows a specified procedure. A Fund may sell OTC  options only to qualified dealers who agree that the Fund may repurchase any OTC
options  it  writes  for  a  maximum  price  to  be  calculated   by   a
predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under  the formula  exceeds  the  amount that the option is  "in-the-money"  (i.e., current  market  value  of the underlying security  minus  the  option's strike price). For more information concerning options transactions, see
"Other Information-Covered Put Options-Covered Call Options," and "-Puts
and Calls" in the SAI.

  Futures Contracts. A Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against changes in prices of the financial instruments in which it may invest. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid securities to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objectives may be impaired. See "Other Information-Equity Index Futures Contracts" and "-
Interest Rate Futures Contracts" in the SAI.

  Forward Foreign Currency Exchange Contracts. A Fund's Asset Manager may attempt to hedge the risk that a particular foreign currency may suffer a substantial decline against the U.S. dollar by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. It may also enter into such contracts to protect against losses resulting from changes in foreign currency exchange rates between trade and settlement date. Such contracts will have the effect of limiting any gains to the Fund resulting from changes in such rates.
Losses may also arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract. See
"Other  Information-Forward Foreign Currency Exchange Contracts" in  the
SAI.

                            PORTFOLIO TURNOVER

       In  carrying  out  the  investment  policies  described  in  this
Prospectus,  each  Fund  expects to engage in a  substantial  number  of securities  portfolio transactions, and the rate of  portfolio  turnover will not be a limiting factor when an Asset Manager deems it appropriate to  purchase  or  sell  securities for a Fund. High  portfolio  turnover involves  correspondingly  greater  brokerage  commissions  for  a  Fund investing  in  Equity Securities and other transaction costs  which  are borne directly by a Fund. In addition, high portfolio turnover may  also result in increased short-term capital gains which, when distributed  to shareholders,  are treated for federal income tax purposes  as  ordinary
income.   See   "Portfolio   Transactions  and   Brokerage"   and   "Tax
Information."  For  the  Equity  Funds' portfolio  turnover  rates,  see
"Financial Highlights."




                  PURCHASE AND REDEMPTION OF FUND SHARES
                       How to Purchase Fund Shares

      Initial purchases of shares of the Funds may be made in a  minimum amount of $2,000 per Fund ($500 for IRAs). Arrangements can also be made to open accounts with a $500 or $250 initial investment and an agreement to  invest  at  least  $50 or $100, respectively, per  month  until  the minimum  is attained. Call (800)835-3879 for more information  on  these
arrangements.   There  is no minimum for additional investments,  except
for telephone Automated Clearing House ("ACH") purchases.

      Investors may purchase shares of the Trust through their financial planner or other investment professional who is (or who is associated with) an investment adviser registered with the Securities and Exchange
Commission  (a  "Registered Investment Adviser") or  directly  from  the
Trust as indicated below. Shares may also be purchased by bank trust departments on behalf of their clients, other institutional investors such as corporations, endowment funds and charitable foundations, and tax-exempt employee welfare, pension and profit-sharing plans.

      The following shows the various methods for purchasing the Trust's shares. For more complete instructions, see the account application.

         Method

                            Initial Investment     Additional Investments

Minimums:
Regular accounts          $2,000 (or lower, as     No minimum
                         described above)
IRAs, IRA rollovers, SEP  $500                     No minimum
and SIMPLE IRAs

         Method
Through your investment   Contact your investment  Send additional funds to
professional             advisor, bank or other   your investment
                         investment professional  professional at the
                                                  address appearing on
                                                  your account statement

Direct by mail            Send your account        Send letter of
                         application and check    instruction and check
                         (payable to The Managers (payable to The Managers
                         Funds) to the address    Funds) to
                         indicated on the         The Managers Funds
                         application              c/o Boston Financial
                                                  Data Service, Inc.
                                                  P.O. Box 8517
                                                  Boston, MA 02266-8517
                                                  Please include your
                                                  account # on your check

Direct Federal Funds or   Call (800) 358-7668 to   Call the Transfer Agent
Bank Wire                notify the Transfer      at (800) 358-7668 prior
                         Agent, and instruct your to wiring additional
                         bank to wire U.S. funds  funds
                         to:
                          ABA #011000028
                          State Street Bank &
                           Trust Company
                          Boston, MA 02101
                          BFN-The Managers Funds
                          AC 9905-001-5
                          FBO-Shareholder Name

By telephone              Only for established     Call the Transfer Agent
                         accounts with ACH        at (800) 252-0682
                         privileges. Call
                         (800) 252-0682 with      Minimum investment: $100
                         instructions for the
                         Transfer Agent


      The employees and their families of The Managers Funds, L.P. and selected dealers and their authorized representatives who are engaged in the sale of Fund shares, may purchase shares of the Fund without regard to a minimum initial investment.

      Certain states may require Registered Investment Advisers that purchase Fund shares for customers in those states to register as broker-dealers. From time to time the Trust's distributor may supply materials to Registered Investment Advisers to assist them in formulating an investment program using the Trust for their clients. Such materials are designed to be used and evaluated by investment professionals, do not contain investment advice and are not available for distribution to the general public.

      Certain investors may purchase or sell Fund shares through broker-dealers or through other processing organizations who may impose transaction fees or other charges in connection with providing this service. Shares purchased in this fashion may be treated as a single account for purposes of the minimum initial investment. Investors who do not wish to receive the services of a broker-dealer or processing organization may consider investing directly with the Trust. Shares held through a broker-dealer or processing organization may be transferred into the investor's name by contacting the broker-dealer or processing organization and the Trust's transfer agent. Certain processing organizations may receive compensation from the Trust's Manager, Administrator and/or an Asset Manager.

      Trust shares are offered and orders accepted on each business day (a day on which the New York Stock Exchange ("NYSE") is open for trading). The Trust may limit or suspend the offering of shares of any or all of the Funds at any time and may refuse, in whole or in part, any order for the purchase of shares.



      Purchase orders received by the Trust, c/o Boston Financial Data Services at the address listed on the back cover of this prospectus, prior to 4:00 p.m., Eastern Standard Time, on any business day will receive the offering price computed that day. Orders received prior to 4:00 p.m. by certain processing organizations which have entered into special arrangements with the Manager will receive that day's offering price. The broker-dealer, omnibus processor or investment professional, is responsible for promptly transmitting orders to the Trust. The Trust cannot accept orders transmitted to it at the address indicated on the cover page of this prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt the next business day.

     Federal Funds or Bank Wires used to pay for purchase orders must be in U.S. dollars and received by 3:00 p.m. the following business day, except for certain processing organizations which have entered into special arrangements with the Trust.

      Purchases made by check are effected when the check is received, but are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks which are payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership) and endorsed over to a Fund or State Street Bank and Trust Company will be accepted. To ensure that checks are collected by the Trust, redemptions of shares purchased by check, or exchanges from such shares, are not effected until 15 days after the date of purchase, unless arrangements are made with the Administrator.

      If the check accompanying any purchase order does not clear, or if there are insufficient funds in your bank account to enable an ACH, the transaction will be canceled and you will be responsible for any loss the Trust incurs. For current shareholders, each Fund can redeem shares from any identically registered account in such Fund or any other Fund in the Trust as reimbursement for any loss incurred. The Trust may prohibit or restrict all future purchases in the Trust in the event of any nonpayment for shares.

     In the interest of economy and convenience, share certificates will not be issued. All share purchases are confirmed to the record holder and credited to such holder's account on the Trust's books maintained by the Transfer Agent.

  Share Price and Valuation of Shares. The net asset value of shares of each Fund is computed each business day, at the close of trading on the NYSE, and is the net worth of the Fund (assets minus liabilities) divided by the number of shares outstanding. Fund securities listed on an exchange are valued on the basis of the last quoted sale price on the exchange where such securities principally are traded on the valuation date, prior to the close of trading on the NYSE, or, lacking any sales, on the basis of the last quoted bid price on such principal exchange prior to the close of trading on the NYSE. Over-the-counter securities for which market quotations are readily available are valued on the basis of the last sale price or, lacking any sales, at the last quoted bid price on that date prior to the close of trading on the NYSE. Securities and other instruments for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. For further information, see "Net Asset Value" in the SAI.


                             Redeeming Shares

      Any redemption orders received by the Trust as indicated below before 4:00 p.m. New York time on any business day will receive the net asset value determined at the close of trading on the NYSE on that day. Redemption orders received after 4:00 p.m. will be redeemed at the net asset value determined at the close of trading on the next business day. The Trust cannot accept redemption orders transmitted to it at the address indicated on the cover page of the prospectus, but will use its best efforts to promptly forward such orders to the Transfer Agent for receipt by the next business day. If you are trading through a broker-dealer or investment adviser, such investment professional is responsible for promptly transmitting orders. There is no redemption charge. The Fund reserves the right to redeem shareholder accounts (after 60 days notice) when the value of the Fund shares in the account falls below $500 due to redemptions. Whether a Fund will exercise its right to redeem shareholder accounts will be determined by the Manager on a case-by-case basis.

               Method                             Instructions
By mail-write to                       Send a letter of instruction which
The Managers Funds                     specifies the name of the Fund,
c/o Boston Financial Data             dollar amount or number of shares to
Services,Inc.                         be sold, your name and account
P.O. Box 8517                         number. This letter must be signed
Boston, MA 02266-8517                 by all owners of the shares in the
                                      exact manner in which they appear on
                                      the account.

                                       In the case of estates, trusts,
                                      guardianships, custodianships,
                                      corporations and pension and profit
                                      sharing plans, other supporting
                                      legal documentation is required.

By telephone                           For shareholders who have elected
                                      telephone redemption privileges on
                                      their applications, telephone the
                                      Trust at (800) 252-0682.

By contacting your investment
professional

By writing a check (Managers Money     For shareholders who have elected
Market Fund shareholders only)        the checkwriting option with State
                                      Street Bank and Trust Company, see
                                      "Investor Services-Checkwriting
                                      Privilege" below.

                            Investor Services



      Automatic Reinvestment Plan allows dividends or capital gains distributions to be reinvested in additional shares, unless you elect to receive cash.

      Automatic Investments of preauthorized amounts from private bank accounts can be made monthly, quarterly or annually. The amount you specify will automatically be deducted from your bank account and invested on the day you specify.

     Systematic Withdrawals of $100 or more per Fund can be made monthly by shareholders.

      Dollar Cost Averaging allows for regular automatic exchanges from any Fund to one or more other Funds, or can also be done through the Automatic Investment service above. Before investing in the Trust's Income Funds, shareholders must obtain a prospectus from the Trust describing those Funds.

      Individual Retirement Accounts, including SEP and SIMPLE IRAs, IRA rollovers and 403(b) accounts, are available to shareholders at no additional cost.

      Checkwriting Privilege is available only to shareholders of the Trust's Money Market Fund. Before investing in the Trust's Money Market Fund, shareholders must obtain a prospectus from the Trust describing the Money Market Fund and the conditions and limitations pertaining to this privilege. Participating shareholders must return a completed signature card and authorization form, and will be provided a supply of checks. Checks may be drawn on State Street Bank for amounts between $500 and $500,000. When such a check is presented to State Street Bank for payment, a sufficient number of full and fractional shares will be redeemed from the shareholder's account to cover the amount of the check.

     The check redemption privilege for withdrawal enables a shareholder to receive dividends declared on the shares to be redeemed (up to and including the day of redemption) until such time as the check is processed. Because of this, the check redemption privilege is not appropriate for a complete liquidation of a shareholder's account. If the amount of a withdrawal check is greater than the value of the shares held in the shareholder's account the check will be returned unpaid, and the shareholder will be subject to additional charges.

      Managers Money Market Fund and State Street Bank each reserve the right at any time to suspend or limit the procedure permitting withdrawals by check.

     Exchange Privilege. The exchange privilege permits shareholders of any of the Funds to exchange their shares for shares of any of the other Funds at the relative net asset value per share. Exchange transactions may be made by writing to the Fund (see "Redeeming Shares"), by contacting your investment professional, via the Telephone Exchange Privilege (unless you have declined this option) or on your signed account application. Call Investors Services at (800) 252-0682 to utilize the Telephone Exchange Privilege. Shareholders must receive a prospectus describing the Income Funds of the Trust before requesting an exchange into one or more of those Funds. By requesting an exchange into one of those Funds, shareholders are deemed to confirm receipt of the prospectus describing the Trust's Income Funds.

      The exchange privilege is offered to shareholders for their convenience and use consistent with their investment objectives. It is not offered as a short-term market timing service. The Trust reserves the right to refuse exchange orders from shareholders who have previously been advised that their frequent use of the exchange privilege is, in the opinion of the Manager, inconsistent with the orderly management of the Funds' portfolios.

      The Trust and its Transfer Agent will employ reasonable procedures to verify the genuineness of telephonic redemption or exchange requests. If such procedures are not followed, the Trust or its Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. These procedures involve requiring certain personal identification information.


     The above services are available only in states where the Funds may be legally offered, and may be terminated or modified by one or more Funds at any time upon 60 days written notice to shareholders. None of the Funds, the Distributor, the Trust's Custodian, or Transfer Agent, nor their respective officers and employees, will be liable for any loss, expense or cost arising out of a transaction effected in accordance with the terms and conditions set forth in this Prospectus even if such transaction results from any fraudulent or unauthorized instructions.

             Income Dividends and Capital Gain Distributions

      Income dividends will normally be paid on the Equity Funds at the frequency noted in the following table. Income dividends will normally be declared on the fourth business day prior to the end of the dividend period, payable on the following business day, to shareholders of record on the day prior to the declaration date. Distributions of any capital gains will normally be paid annually in December.

Frequency                                        Fund
Monthly                            Income Equity Fund
Annually                           Capital Appreciation Fund,
                                  Special Equity Fund,
                                  International Equity Fund

      All dividends and distributions declared by a Fund will be reinvested in additional shares of the Fund at the net asset value on the "Ex-dividend" date(unless the shareholder has elected to receive dividends or distributions in cash or invest them in shares of the Money Market Fund). An election may be changed by delivering written notice to the Fund at least ten business days prior to the payment date.

                         MANAGEMENT OF THE FUNDS
                                 Trustees

       Information concerning the Trustees, including their names, positions, terms of office and principal occupations during the past five years, is contained in the SAI.

                            Investment Manager

     It is the Manager's responsibility to select, subject to review and approval by the Trustees, the Asset Managers who have distinguished themselves by able performance in their respective areas of expertise in asset management and to continuously monitor their performance. The Manager and its corporate predecessors have had over 20 years of experience in evaluating investment advisers for individuals and institutional investors. In addition, the Manager employs the services of a consultant specializing in appraisal and comparison of investment managers to assist in evaluating asset managers. The Manager is also responsible for conducting all operations of the Funds except those operations contracted to the Custodian and to the Transfer Agent.

      The Trust has received an exemptive order from the Securities and Exchange Commission (the "SEC") permitting the Manager, subject to certain conditions, to enter into sub-advisory agreements with Asset Managers approved by the Trustees without obtaining shareholder approval. At meetings held on December 5, 1994 and December 15, 1994, the shareholders of the Funds approved the operation of the Trust in this manner. The order also permits the Manager, subject to the approval of the Trustees but without shareholder approval, to employ new Asset Managers for new or existing Funds, change the terms of particular sub-advisory agreements or continue the employment of existing Asset Managers after events that would cause an automatic termination of a sub-advisory agreement. Although shareholder approval is not required for the termination of sub-advisory agreements, shareholders of a Fund will continue to have the right to terminate such agreements for the Fund at any time by a vote of the majority of the outstanding shares of the Fund. Shareholders will continue to be notified of any Asset Manager changes.


      The following table sets forth the annual management fee rates currently paid by each Equity Fund, the annual asset management fee rates paid by the Manager to each Asset Manager for a particular Fund during fiscal 1996, each expressed as a percentage of the Fund's average daily net assets.

            Name of Fund                Total      Asset
                                     Management  Management
                                         Fee        Fee
Income Equity Fund                          0.75%     0.35%
                                                    --------
Capital Appreciation Fund                   0.80%      0.40%
Special Equity Fund                         0.90%      0.50%
International Equity Fund                   0.90%      0.50%

___________

                              Asset Managers

      The following sets forth certain information about each of the Asset Managers:

Income Equity Fund

      Scudder, Stevens & Clark, Inc. ("Scudder")-The investment adviser was founded in 1919, and was reorganized as a privately held corporation in 1985. As of December 31, 1996, assets under management totaled $115 billion. Its address is 345 Park Avenue, New York, NY 10154.

      Robert T. Hoffman is the portfolio manager of the portion of the Income Equity Fund managed by Scudder. He is a Managing Director of Scudder, and has been with the firm since 1989.

     Chartwell Investment Partners, L.P. ("Chartwell") -The firm, a
   ---------------------------------------------------------------
 limited partnership controlled by Bobcat Partners, L.P., was formed in
-----------------------------------------------------------------------
1997.  Bobcat Partners, L.P. is controlled by John McNiff, James Croney,
------------------------------------------------------------------------
 Jr., and Michael Kennedy. As of September 1997, assets under management
------------------------------------------------------------------------
 totaled approximately $819 million.  The firm's address is 1235
---------------------------------------------------------------
 Westlakes Drive, Suite 330, Berwyn, PA  19312.
------------------------------------------------

Capital Appreciation Fund

      Essex Investment Management Company, Inc. ("Essex")-The firm was formed in 1976 and is owned by employees of the firm. As of December 31, 1996, assets under management totaled $4.1 billion. Its address is 125 High Street, Boston, MA 02110.

      Joseph C. McNay and Donald V. Dougherty serve as the portfolio managers of the portion of the Capital Appreciation Fund managed by Essex. Mr. McNay is the Chairman and Chief Investment Officer of Essex, a position he has held since the firm's inception. Mr. Dougherty has served as a Vice President and portfolio manager of Essex since 1994; prior to that time he served in a similar capacity with Putnam Investments.


      Husic Capital Management ("Husic")-Husic commenced operations in 1986. The firm is a limited partnership which is 100% owned by Frank J. Husic. As of December 31, 1996, assets under management totaled approximately $4.1 billion. Its address is 555 California Street, Suite 2900, San Francisco, CA 94104.

      Frank J. Husic is the portfolio manager of the portion of the Capital Appreciation Fund managed by Husic. He has been President and Chief Investment Officer of Husic since the firm's inception.

Special Equity Fund

      Liberty Investment Management ("Liberty")-The firm was originally formed in 1976 and is currently a division of Goldman Sachs Asset Managment. As of December 31, 1996, assets under management totaled $5.6 billion. Its address is 2502 Rocky Point Drive, Suite 500, Tampa, FL 33607.

      Timothy G. Ebright is the portfolio manager of the portion of the Special Equity Fund managed by Liberty. He is a Senior Vice President of Liberty, a position he has held since 1988.

     Pilgrim Baxter & Associates ("PBA")-The firm was formed in 1982 and is owned by United Asset Management, a public company. As of December 31, 1996, assets under management totaled over $14.7 billion. Its address is 1255 Drummers Lane, Wayne, PA 19087.

      Gary L. Pilgrim is the portfolio manager of the portion of the Special Equity Fund managed by PBA. He is President and Chief Investment Officer of PBA, and one of the founders of the original firm.

     Westport Asset Management, Inc. ("Westport")-The firm was formed in July 1983 and is owned by Andrew J. Knuth and Ronald H. Oliver. As of December 31, 1996, assets under management totaled $825 million. Its address is 253 Riverside Avenue, Westport, CT 06880.

      Andrew J. Knuth is the portfolio manager of the portion of the Special Equity Fund managed by Westport. He is the Chairman of Westport, and one of the founders of the firm.

     Kern Capital Management LLC ("KCM") -The firm was founded in 1997,
   -------------------------------------------------------------------
 and is a Delaware limited liability company which is controlled by
--------------------------------------------------------------------
Robert E. Kern, David G. Kern, and Fremont Investment Advisors, Inc., a
------------------------------------------------------------------------
 subsidiary of Fremont Investments, Inc. and affiliated with The Fremont
------------------------------------------------------------------------
 Group.  As of September 1997, assets under management totaled
--------------------------------------------------------------
 approximately  $200  million.  The firm's address  is  114  West  47th
------------------------------------------------------------------------
Street,  Suite 1926, New York, NY  10036.
--------------------------------
     Robert E. Kern is the portfolio manager of the portion of the
   --------------------------------------------------------------
Special Equity Fund managed by KCM.  He has been the Managing Member,
---------------------------------------------------------------------
 Chairman, and Chief Executive Officer since the firm's inception. Prior
------------------------------------------------------------------------
 to KCM's formation, he served as Senior Vice President with Fremont
--------------------------------------------------------------------
 Investment Advisors from April to August 1997, and as a Director with
-----------------------------------------------------------------------
 Morgan Grenfell Capital Management, Inc. from September 1986 to April
-----------------------------------------------------------------------
 1997.
------


International Equity Fund

      Scudder, Stevens & Clark, Inc.-See Income Equity Fund for a description.

      William E. Holzer is the portfolio manager of the portion of the International Equity Fund managed by Scudder. He is a Managing Director of Scudder, a position he has held since 1980.

      Lazard, Freres Asset Management Co. ("Lazard")-The firm is a New York limited liability company founded in 1848. As of December 31, 1996, the firm had $38 billion under management. Its address is One Rockefeller Plaza, New York, NY 10020.

     John R. Reinsberg is the portfolio manager of the portion of the International Equity Fund managed by Lazard. He is a Managing Director of Lazard, a position he has held since 1992. Prior to joining Lazard, he served in a similar portfolio management


Administration and Shareholder Servicing; Distributor; Transfer Agent



  Administrator. The Managers Funds, L.P. serves as the Trust's administrator (the "Administrator") and has overall responsibility, subject to the review of the Trustees, for all aspects of managing the Trust's operations, including administration and shareholder services to the Trust, its shareholders and certain institutions, such as bank trust departments, dealers and registered investment advisers, that advise or act as an intermediary with the Trust's shareholders ("Shareholder Representatives"). The Administrator is paid at the rate of 0.25% per annum of each Equity Fund's average daily net assets.

     Administrative services include (i) preparation of Fund performance information; (ii) responding to telephone and in-person inquiries from shareholders and Shareholder Representatives regarding matters such as account or transaction status, net asset value of Fund shares, Fund performance, Fund services, plans and options, Fund investment policies and portfolio holdings and Fund distributions and the taxation thereof;
(iii) preparing, soliciting and gathering shareholder proxies and otherwise communicating with shareholders in connection with shareholder meetings; (iv) maintaining the Trust's registration with Federal and state securities regulators; (v) dealing with complaints and correspondence from shareholders directed to or brought to the attention of the Administrator; (vi) supervising the operations of the Trust's Transfer Agent; and (vii) such other administrative, shareholder and shareholder related services as the parties may from time to time agree in writing.

  Distributor.   The Managers Funds, L.P. serves as distributor  of  the
shares of the Trust. Its address is 40 Richards Avenue, Norwalk, Connecticut 06854.

  Transfer Agent. State Street Bank and Trust Co. serves as the Trust's Transfer Agent.

                   PORTFOLIO TRANSACTIONS AND BROKERAGE

      Each Asset Manager is responsible for decisions to buy and sell securities for each Fund or component of a Fund that it manages, as well as for broker-dealer selection in connection with such portfolio transactions. In the case of securities traded on a principal basis, transactions are effected on a "net" basis, rather than a transaction charge basis, with dealers acting as principal for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked prices, which provides the opportunity for a profit or loss to the dealer. Transactions in other securities are effected on a transaction charge basis where the broker acts as agent and receives a commission in connection with the trade. In effecting securities transactions, each Asset Manager is responsible for obtaining best price and execution of orders, provided that the Asset Manager may cause a Fund to pay a commission for brokerage and research services which is in excess of the commission another broker would have charged for the same transaction if the Asset Manager determined in good faith that the commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of the particular transaction or in terms of all of the accounts over which the Asset Manager has investment discretion. The dealer spread or broker's commission charged in connection with a transaction is a component of price and is considered together with other relevant factors. Any of the Funds may effect securities transactions on a transaction charge basis through a broker-dealer that is an affiliate of the Manager or of one of that Fund's Asset Managers in accordance with procedures approved by the Trustees. However, no Asset Manager for a Fund or its affiliated broker-dealer may act as principal in any portfolio transaction for any Fund with which it is an affiliate, and no affiliate of the Manager may act as principal in a portfolio transaction for any of the Funds.

                         PERFORMANCE INFORMATION

      From time to time the Funds may advertise "yield" and/or "total return." These figures are based on historical earnings and are not intended to indicate future performance.

                                  Yield

      The Income Equity Fund may advertise "yield." Yield refers to income generated by an investment in the Fund during a 30-day (or one month) period. This income is then annualized. That is, the amount of income generated during the period is assumed to be generated during each 30-day (or one month) period over a one-year period and is shown as a percentage of the investment.

                               Total Return

      Each of the Funds may include total return figures in its advertisements. In calculating total return, the net asset value per share at the beginning of the period is subtracted from the net asset value per share at the end of the period (after assuming and adjusting for the reinvestment of any income dividends and capital gains distributions), and the result is divided by the net asset value per share at the beginning of the period to ascertain the total return percentage.

      A Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from industry publications, business periodicals, rating services and market indices. For more detailed information on performance calculations and comparisons, see "Performance Information" in the SAI.

       The   Funds'   annual  reports  contain  additional   performance
information and are available upon request without charge.

           DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

      The Trust offers a single class of shares of beneficial interest, without par value, and currently offers ten series of its shares as described in the Trust's Prospectus. The Trustees have the authority to create new series of shares in addition to the existing ten series without the requirement of a vote of shareholders of the Trust.

       Shares of each Fund are entitled to one vote per share. Shareholders have the right to vote on the election of the Trustees and on all other matters on which, by law or the provisions of the Trust's Declaration of Trust or by-laws, they may be entitled to vote. On matters relating to all Funds and affecting all Funds in the same manner, shareholders of all Funds are entitled to vote. On any matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all the Funds but affecting the Funds differently, separate votes by Fund are required.

      The Trust and its Funds are not required, and do not intend, to hold annual meetings of shareholders, under normal circumstances. The
Trustees or the shareholders may call special meetings of the shareholders for action by shareholder vote, including the removal of any or all of the Trustees. The Trustees will call a special meeting of shareholders of a Fund upon written request of the holders of at least 10% of that Fund's shares.

      Under Massachusetts law, the shareholders and trustees of a business trust may, in certain circumstances, be personally liable for the trust's obligations to third parties. However, the Declaration of Trust provides, in substance, that no shareholder or Trustee shall be personally liable for the Trust's obligations to third parties, and that every written contract made by the Trust shall contain a provision to that effect. The Declaration of Trust also requires the Fund to indemnify shareholders and Trustees against such liabilities and any related claims and expenses. The Trust will not indemnify a Trustee when the loss is due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

     Two lawsuits seeking class action status have been filed against Managers Intermediate Mortgage Fund, Managers Short Government Fund, the Investment Manager and the Trust, among other defendants. In both of these cases, the plaintiffs seek unspecified damages based upon losses alleged in the two funds named above. In the suit relating to Managers Short Government Fund, after plaintiff amended the complaint, a second motion to dismiss was filed. In that action, the parties have now entered into a preliminary agreement to settle all claims by the purported class. However, the parties have not finalized their settlement nor have they obtained the required court approvals. For these and other reasons, there can be no assurance that the settlement will be consummated. In addition, a non-class action lawsuit based on similar allegations has been filed by a customer against certain of the defendants named in the class action lawsuits, as well as Managers Short and Intermediate Bond Fund. Certain other customers, who are potentially members of the plaintiff class in each of the two class action lawsuits referred to above, have asserted that they may file similar lawsuits based on similar claims, but have not done so. Management continues to believe that it has meritorious defenses and, if the cases are not settled, Management intends to defend vigorously against these actions.


      As of March 11, 1997, Resource Bank and Trust Company owned more than 25% of the shares of Managers Capital Appreciation Fund and customers of Charles Schwab & Co. owned more than 25% of the shares of the Managers Special Equity Fund.


                             TAX INFORMATION
                                The Funds

      Each Fund has qualified and intends to continue to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), under which each Fund is regarded as a separate regulated investment company.

      All dividends and distributions designated as capital gains are generally taxable to shareholders whether received in cash or additional shares.

      Although distributions are generally taxable to a shareholder in the taxable year in which the distribution is made, dividends declared in October, November or December of a taxable year with a record date in such a month and actually received during the following January, will be taxed as though received by the shareholder on December 31 of such year.

      Generally, each Fund is required to back-up withhold 31% of distributions paid to a shareholder who fails to provide a social security or taxpayer identification number and certify that such number is correct and that such shareholder is not subject to, or is otherwise exempt from, back-up withholding.

      Shareholders should consult their own tax advisers for more information regarding the Federal, foreign, state, and local tax treatment with respect to their own tax situation. For more information concerning taxes, see "Tax Information" in the SAI.

                           SHAREHOLDER REPORTS

      Shareholders will receive annual and semi-annual reports which include financial statements showing the results of operations, investment portfolio and other information of the Funds in which they have invested. Shareholders will also receive annual tax statements indicating the tax status of distributions made during the year. Confirmations of transactions will be sent to shareholders following purchases, redemptions or exchanges by the shareholder, and quarterly statements of account will be sent to all shareholders.